UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  March 9, 2012

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(918)742-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — Other Events.

On March 9, 2012, the Registrant issued a press release announcing the election of Mr. Donald F. Robillard, Jr. as a member of Registrant’s Board of Directors.  Mr. Robillard, Executive Vice President and Chief Financial Officer of Hunt Consolidated, Inc., was elected at the Annual Meeting of Stockholders held on March 7, 2012.  Mr. Robillard will serve as a Director of the Third Class. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K.

ITEM 9.01 — Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99	Helmerich & Payne, Inc. press release dated March 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Steven R. Mackey
Steven R. Mackey
Vice President

DATE: March 9, 2012

EXHIBIT INDEX

Exhibit No.	Description

99	Helmerich & Payne, Inc. press release dated March 9, 2012